UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): June 28, 2013

CHINA ADVANCED CONSTRUCTION MATERIALS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-141568	20-8468508
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

9 North West Fourth Ring Road Yingu Mansion Suite 1708
Haidian District Beijing, People’s Republic of China 100190
(Address of principal executive offices)

+86 10 82525361
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 28, 2013, China Advanced Construction Materials Group, Inc. (the “Company”) held an annual meeting of its shareholders at which a majority of the Company’s shareholders (i) elected each of the persons listed below to serve as a director of the Company for a term that will continue until the next annual meeting of stockholders, until a successor has been duly elected and qualified or the director’s earlier resignation, death or removal, (ii) approved the appointment of Friedman LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2013, (iii) approved and ratified an amendment to the Company’s Certificate of Incorporation to authorize the board of directors of the Company to effect a 12-for-1 reverse stock split of the Company’s common stock, and (iv) approved a change in the state of incorporation of the Company from Delaware to Nevada by merging the Company with and into a newly formed Nevada subsidiary, pursuant to an agreement and plan of merger, in connection with which the Articles of Incorporation and bylaws of the Nevada corporation shall become the Articles of Incorporation and bylaws of the Company.

The Company’s inspector of elections reported the vote of the stockholders as follows:

Proposal 1: The election of directors.

Name	Votes For	Withheld	Votes	Abstentions	Broker
			Against		Non-Votes
Xianfu Han	9,910,922	202,937	-	-	7,129,528
Weili He	9,910,922	202,937	-	-	7,129,528
Tao Jin	9,902,452	211,407	-	-	7,129,528
Xinyong Gao	9,910,922	202,937	-	-	7,129,528
Ken Ren	9,905,022	208,837	-	-	7,129,528

Proposal 2: The appointment of Friedman LLP as the Company’s independent registered public accounting firm for the year ending June 30, 2013.

Votes For	Votes	Abstentions	Broker
	Against		Non-Votes

14,612,092	558,196	33,414	-

Proposal 3: The approval and ratification of an amendment to the Company’s Certificate of Incorporation to authorize the board of directors of the Company to effect a 12-for-1 reverse stock split of the Company’s common stock.

Votes For	Votes	Abstentions	Broker
	Against		Non-Votes

14,445,083	752,931	5,688	-

Proposal 4: The approval of a change in the state of incorporation of the Company from Delaware to Nevada by merging the Company with and into a newly formed Nevada subsidiary, pursuant to an agreement and plan of merger, in connection with which the Articles of Incorporation and bylaws of the Nevada corporation shall become the Articles of Incorporation and bylaws of the Company.

Votes For	Votes	Abstentions	Broker
	Against		Non-Votes

9,874,949	222,217	16,692	7,129,529

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 3, 2013	CHINA ADVANCED CONSTRUCTION MATERIALS GROUP, INC.

By: /s/ Xianfu Han
Xianfu Han
Chief Executive Officer